UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06650

Lord abbett research fund, inc.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2016

Item 1:	Report(s) to Shareholders.

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Calibrated Dividend Growth Fund

Growth Opportunities Fund

Small Cap Value Fund

For the fiscal year ended November 30, 2016

Table of Contents

1	A Letter to Shareholders

8	Investment Comparisons

11	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

18	Calibrated Dividend Growth Fund

22	Growth Opportunities Fund

25	Small Cap Value Fund

29	Statements of Assets and Liabilities

31	Statements of Operations

32	Statements of Changes in Net Assets

34	Financial Highlights

46	Notes to Financial Statements

61	Report of Independent Registered Public Accounting Firm

62	Supplemental Information to Shareholders

Lord Abbett Research Fund

Lord Abbett Calibrated Dividend Growth Fund,

Lord Abbett Growth Opportunities Fund,

Lord Abbett Small Cap Value Fund

Annual Report

For the fiscal year ended November 30, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

Lord Abbett Calibrated Dividend Growth Fund

For the fiscal year ended November 30, 2016, the Fund returned 12.60%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the S&P 500® Index,1 which returned 8.06% over the same period.

Domestic equity markets (as represented by the S&P 500) returned

8.06% over the past year. Despite this general move higher, there were significant bouts of volatility within U.S. stock markets, including their worst start to a calendar year on record.

Crude oil prices played a significant role in the increased market volatility, as Brent oil prices fluctuated sharply throughout the fiscal year. The Organization of Petroleum Exporting Countries agreed to reduce oil production effective 2017. Furthermore, global markets were affected by the devaluation of China’s currency and weak economic data out of the region. The Chinese economy advanced at an annual rate of 6.7% in the third quarter of 2016, a slower pace than in recent years.

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June to leave the European Union (“Brexit”) was a surprise that caused a sell-off in global markets.

In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. The Federal Reserve (Fed) raised target rates in December 2015, from 0%-0.25% to 0.25%-0.50%, citing an improved economic outlook and delayed policy-response time as the rationale for the Fed’s actions. This marked the first rate hike by the Fed since 2006. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter over quarter. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, finishing at 4.6% in November.

The U.S. presidential election took an unexpected turn as Donald J. Trump was elected president, in contrast to indications from poll numbers before the election. Markets rallied on improved clarity in the U.S. political agenda, with two of the three major branches of the U.S. government coming under Republican control.

Stock selection in the industrials sector was a positive contributor to the Fund’s performance, relative to its benchmark, during the period. Within industrials, one of the largest contributors was FedEx Corp., a provider of transportation, e-commerce, and business services. FedEx reported a strong fiscal first quarter 2017, which beat consensus estimates, with earnings per share growing 20% year over year. In addition, the company was able to raise ground daily package volumes by 10%, while increasing margins in the segment by 0.20%. Also contributing to relative performance was A.O. Smith Corp., a global supplier of water heaters, boilers, and commercial water-heating equipment. The company reported third quarter 2016 earnings that beat consensus estimates, and raised 2016 earnings guidance. In addition, the company was able to grow sales in China by double digits.

The Fund’s stock selection in the information technology sector also contributed positively to the Fund’s performance, relative to its benchmark. Within information technology, an overweight position in QUALCOMM, Inc., a digital communication technology company, helped relative performance. The company benefited from an acquisition of NXP Semiconductors, which should help the company diversify away from the mobile market and into the automotive segment, while providing earnings accretion.

Conversely, the Fund’s stock selection in the financials sector detracted from relative performance. Within financials, shares of S&P Global Inc., a provider of transparent and independent ratings, benchmarks, analytics, and financial data, detracted from performance. The company’s shares declined, reflecting investor concerns about softer near-term debt issuance trends, as well as the potential impact of higher interest rates and President-elect Trump’s tax proposals. Similarly, the Fund’s holdings of FactSet Research Systems Inc., an integrated financial information provider, detracted from performance. The company reported third quarter 2016 earnings that were below consensus, and showed a year-over-year deceleration in organic constant current annual subscription value growth, and user count.

The Fund’s stock selection in the consumer staples sector also detracted from the Fund’s performance, relative to its benchmark. Within consumer staples, an overweight position in CVS Health Corp., a pharmacy company, detracted from relative performance. The company’s stock declined after the company gave a fiscal year 2017 outlook that was below expectations.

Lord Abbett Growth Opportunities Fund

For the fiscal year ended November 30, 2016, the Fund returned 0.37%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the

Russell Midcap® Growth Index,2 which returned 4.54% over the same period.

Domestic equity markets (as represented by the S&P 500® Index1) returned 8.06% over the past year. Despite this general move higher, there were significant bouts of volatility within U.S. stock markets, including their worst start to a calendar year on record.

Crude oil prices played a significant role in the increased market volatility, as Brent oil prices fluctuated sharply throughout the fiscal year. The Organization of Petroleum Exporting Countries agreed to reduce oil production effective 2017. Furthermore, global markets were affected by the devaluation of China’s currency and weak economic data out of the region. The Chinese economy advanced at an annual rate of 6.7% in the third quarter of 2016, a slower pace than in recent years.

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June to leave the European Union (“Brexit”) was a surprise that caused a sell-off in global markets.

In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. The Federal Reserve (Fed) raised target rates in December 2015, from 0%-0.25% to 0.25-0.50%, citing an improved economic outlook and delayed policy-response time as the rationale for the Fed’s actions. This marked the first rate hike by the Fed since 2006. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter over quarter. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, finishing at 4.6% in November.

The U.S. presidential election took an unexpected turn as Donald J. Trump was elected president, in contrast to indications from poll numbers before the election. Markets rallied on improved clarity in the U.S. political agenda, with two of the three major branches of the U.S. government coming under Republican control.

During the period, stock selection in the information technology and financials sectors were the largest detractors from the Fund’s performance relative to its benchmark. Within the information technology sector, the Fund’s holdings of LinkedIn Corp., a social media company focused on professional networks, detracted most. Shares of LinkedIn plummeted as it issued lower revenue growth guidance for 2016 and began exiting Bizo, a business marketing firm it acquired in 2014. The Fund’s position in Alliance Data Systems, Inc., a provider of outsourced marketing solutions, also detracted from performance. Shares fell as the Canadian economy struggled; approximately 12% of Alliance Data Systems’ revenue is derived from Canada.

In addition, its credit card services and Loyalty One business fell short of consensus estimates.

Within the financials sector, the Fund’s holdings of CB Richard Ellis, Inc., a commercial real estate and investment holding company, detracted most. Shares of CB Richard Ellis fell as concerns over the commercial real estate industry led investors to believe its future growth would be impaired.

During the period, security selection in the health care and telecommunication services sectors were the largest contributors to the Fund’s relative performance. Within the health care sector, the Fund’s holdings of Medivation, Inc., a biopharmaceutical company, contributed most. Shares of Medivation rose after Pfizer completed its acquisition of the company in September 2016. IDEXX Laboratories, a multinational corporation engaged in the development, manufacture, and distribution of products and services for the companion animal veterinary, livestock and poultry, water testing, and dairy markets, also contributed to performance. Shares of IDEXX Laboratories increased as instrument placement metrics strengthened, specifically its Sedivue Dx analyzer.

Within the telecommunications services sector, the Fund’s holding of T-Mobile USA, Inc., a provider of wireless communication services, contributed most. T-Mobile continued to deliver strong growth, outpacing its industry for its fiscal year.

Lord Abbett Small Cap Value Fund

For the fiscal year ended November 30, 2016, the Fund returned 13.14%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Index,3 which returned 12.08% over the same period.

Domestic equity markets (as represented by the S&P 500® Index1) returned 8.06% over the past year. Despite this general move higher, there were significant bouts of volatility within U.S. stock markets, including their worst start to a calendar year on record.

Crude oil prices played a significant role in the increased market volatility, as Brent oil prices fluctuated sharply throughout the fiscal year. The Organization of Petroleum Exporting Countries agreed to reduce oil production effective 2017. Furthermore, global markets were affected by the devaluation of China’s currency and weak economic data out of the region. The Chinese economy advanced at an annual rate of 6.7% in the third quarter of 2016, a slower pace than in recent years.

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June to leave the European Union (“Brexit”) was a surprise that caused a sell-off in global markets.

In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. The Federal Reserve (Fed) raised target rates in December 2015, from 0%-0.25% to 0.25%-0.50%, citing an improved economic outlook and delayed policy-response time as the rationale for the Fed’s actions. This marked the first rate hike by the Fed since 2006. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter over quarter. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, finishing at 4.6% in November.

The U.S. presidential election took an unexpected turn as Donald J. Trump was elected president, in contrast to indications from poll numbers before the election. Markets rallied on improved clarity in the U.S. political agenda, with two of the three major branches of the U.S. government coming under Republican control.

During the period, stock selection and an underweight in the health care sector contributed most to the Fund’s relative outperformance, while stock selection in the energy sector also contributed to the Fund’s outperformance. Within the health care sector, shares of HealthSouth Corporation contributed the most. An owner and operator of inpatient rehabilitation hospitals, HealthSouth beat consensus first quarter earnings expectations due to strong growth and improving free cash flow. West

Pharmaceutical Services, a component manufacturer for injectable drug packaging, also contributed to performance. Shares of West Pharmaceutical increased as backlog growth in its packaging system division and its overall organic growth rate beat expectations.

Within the energy sector, Parsley Energy, Inc., an oil and natural gas corporation, was the largest contributor. Shares of Parsley climbed as its strong balance sheet and high growth rate for the sector were viewed favorably by investors.

During the period, stock selection in the materials and information technology sectors detracted most from the Fund’s relative performance. Within the materials sector, shares of Kapstone Group, Inc., a provider of a range of products from container boards to specialty paper, detracted from relative performance. Kapstone experienced a poor December due to weak demand and poor machine startups. The Fund’s holdings of Multi Packaging Solutions, a provider of specialty packaging solutions, also detracted from performance. Shares of Multi Packaging Solutions fell as it experienced operational issues and customer losses at numerous facilities.

Within the information technology sector, shares of Synaptics, Inc., a developer and designer of unique interface product solutions, detracted from performance. Shares of Synaptics suffered due to a decline in revenue from one of its clients, Apple Inc.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2    The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

3    The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Calibrated Dividend Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the S&P 500® Index and the S&P 900® 10-Year Dividend Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

The S&P 900® 10-Year Dividend Growth Index is a custom index that, along with changes in the Fund’s investment strategy, the Fund began disclosing in its prospectus effective September 27, 2012. The graph shows the index’s performance from that date.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A3	6.13%	11.21%	6.10%	–
Class B4	6.76%	11.46%	6.15%	–
Class C5	10.71%	11.72%	5.99%	–
Class F6	12.72%	12.71%	–	6.68%
Class I7	12.86%	12.82%	7.05%	–
Class P7	12.40%	12.32%	6.58%	–
Class R2[6]	12.16%	12.15%	–	6.23%
Class R3[6]	12.32%	12.29%	–	6.27%
Class R4[8]	12.60%	–	–	9.37%
Class R5[8]	12.86%	–	–	9.65%
Class R6[8]	13.03%	–	–	9.77%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year,

2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Growth Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A3	-5.40%	9.45%	7.07%	–
Class B4	-4.62%	9.77%	7.14%	–
Class C5	-1.23%	9.99%	6.99%	–
Class F6	0.52%	10.97%	–	6.66%
Class I7	0.62%	11.08%	8.06%	–
Class P7	0.17%	10.58%	7.57%	–
Class R2[6]	0.01%	10.43%	–	6.14%
Class R3[6]	0.12%	10.53%	–	6.26%
Class R4[8]	0.37%	–	–	-2.26%
Class R5[8]	0.63%	–	–	-2.00%
Class R6[8]	0.81%	–	–	-1.85%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Index and the Russell 2000® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A3	6.63%	10.91%	6.91%	–
Class B4	8.16%	11.25%	6.95%	–
Class C5	11.49%	11.43%	6.79%	–
Class F6	13.35%	12.43%	–	7.15%
Class I7	13.43%	12.54%	7.86%	–
Class P7	12.90%	12.03%	7.38%	–
Class R2[8]	12.81%	11.87%	–	8.31%
Class R3[8]	12.89%	12.00%	–	8.42%
Class R4[9]	13.19%	–	–	8.45%
Class R5[9]	13.46%	–	–	8.72%
Class R6[9]	13.58%	–	–	8.83%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 and R3 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

9    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 through November 30, 2016).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/16 – 11/30/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Calibrated Dividend Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A
Actual	$1,000.00	$1,045.80	$4.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$4.29
Class B
Actual	$1,000.00	$1,041.30	$8.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.00	$8.07
Class C
Actual	$1,000.00	$1,041.20	$8.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.00	$8.07
Class F
Actual	$1,000.00	$1,046.00	$3.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.50	$3.54
Class I
Actual	$1,000.00	$1,046.00	$3.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.00	$3.03
Class P
Actual	$1,000.00	$1,044.50	$5.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.75	$5.30
Class R2
Actual	$1,000.00	$1,043.20	$6.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.06
Class R3
Actual	$1,000.00	$1,044.10	$5.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.50
Class R4
Actual	$1,000.00	$1,045.10	$4.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$4.29
Class R5
Actual	$1,000.00	$1,046.80	$3.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.00	$3.03
Class R6
Actual	$1,000.00	$1,047.50	$2.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.55	$2.48

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.60% for Classes B and C, 0.70% for Class F, 0.60% for Class I, 1.05% for Class P, 1.20% for Class R2, 1.09% for Class R3, 0.85% for Class R4, 0.60% for Class R5 and 0.49% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Consumer Discretionary	9.30%
Consumer Staples	18.12%
Energy	7.77%
Financials	6.77%
Health Care	9.28%
Industrials	20.07%
Information Technology	12.72%
Materials	5.18%
Telecommunication Services	3.89%
Utilities	6.39%
Repurchase Agreement	0.51%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A
Actual	$1,000.00	$1,010.10	$ 6.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$ 6.46
Class B
Actual	$1,000.00	$1,006.80	$10.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.85	$10.23
Class C
Actual	$1,000.00	$1,006.10	$10.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.90	$10.18
Class F
Actual	$1,000.00	$1,010.90	$ 5.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.35	$ 5.70
Class I
Actual	$1,000.00	$1,011.50	$ 5.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.85	$ 5.20
Class P
Actual	$1,000.00	$1,009.30	$ 7.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$ 7.47
Class R2
Actual	$1,000.00	$1,008.30	$ 8.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.85	$ 8.22
Class R3
Actual	$1,000.00	$1,009.30	$ 7.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.40	$ 7.67
Class R4
Actual	$1,000.00	$1,010.10	$ 6.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$ 6.41
Class R5
Actual	$1,000.00	$1,011.50	$ 5.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.95	$ 5.10
Class R6
Actual	$1,000.00	$1,012.40	$ 4.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.70	$ 4.34

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.28% for Class A, 2.03% for Class B, 2.02% for Class C, 1.13% for Class F, 1.03% for Class I, 1.48% for Class P, 1.63% for Class R2, 1.52% for Class R3, 1.27% for Class R4, 1.01% for Class R5 and 0.86% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Consumer Discretionary	26.90%
Consumer Staples	1.76%
Financials	12.04%
Health Care	12.79%
Industrials	21.53%
Information Technology	18.41%
Materials	5.54%
Telecommunication Services	1.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A
Actual	$1,000.00	$1,131.30	$ 6.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$ 6.06
Class B
Actual	$1,000.00	$1,126.90	$10.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.25	$ 9.82
Class C
Actual	$1,000.00	$1,127.40	$10.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.25	$ 9.82
Class F
Actual	$1,000.00	$1,132.40	$ 5.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.75	$ 5.30
Class I
Actual	$1,000.00	$1,132.80	$ 5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.25	$ 4.80
Class P
Actual	$1,000.00	$1,130.40	$ 7.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$ 7.06
Class R2
Actual	$1,000.00	$1,129.60	$ 8.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.25	$ 7.82
Class R3
Actual	$1,000.00	$1,129.90	$ 7.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$ 7.21
Class R4
Actual	$1,000.00	$1,131.80	$ 6.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$ 6.01
Class R5
Actual	$1,000.00	$1,133.20	$ 4.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.35	$ 4.70
Class R6
Actual	$1,000.00	$1,133.40	$ 4.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$ 4.29

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.20% for Class A, 1.95% for Class B and Class C, 1.05% for Class F, 0.95% for Class I, 1.40% for Class P, 1.55% for Class R2, 1.43% for Class R3, 1.19% for Class R4, 0.93% for Class R5 and 0.85% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Consumer Discretionary	8.40%
Consumer Staples	1.97%
Energy	5.64%
Financials	16.45%
Health Care	7.45%
Industrials	17.14%
Information Technology	20.12%
Materials	9.20%
Real Estate	6.08%
Telecommunication Services	0.97%
Utilities	3.98%
Repurchase Agreement	2.60%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CALIBRATED DIVIDEND GROWTH FUND November 30, 2016

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.27%

Aerospace & Defense 7.24%
General Dynamics Corp.	155,800	$27,320
Lockheed Martin Corp.	138,561	36,753
Northrop Grumman Corp.	106,100	26,488
Raytheon Co.	175,000	26,170
United Technologies Corp.	408,200	43,971
Total		160,702

Air Freight & Logistics 1.11%
FedEx Corp.	128,835	24,694

Banks 0.62%
Cullen/Frost Bankers, Inc.	168,200	13,845

Beverages 3.69%
Coca-Cola Co. (The)	917,679	37,028
PepsiCo, Inc.	449,402	44,985
Total		82,013

Biotechnology 1.61%
AbbVie, Inc.	586,607	35,666

Building Products 0.50%
Johnson Controls International plc	245,078	11,024

Capital Markets 2.96%
Eaton Vance Corp.	250,500	10,130
S&P Global, Inc.	187,700	22,334
SEI Investments Co.	274,600	12,956
T. Rowe Price Group, Inc.	274,100	20,300
Total		65,720

Chemicals 4.61%
Air Products & Chemicals, Inc.	82,000	11,846
International Flavors & Fragrances, Inc.	151,800	18,375
Monsanto Co.	317,049	32,564
PPG Industries, Inc.	227,786	21,852
Praxair, Inc.	70,900	8,529
RPM International, Inc.	175,400	9,280
Total		102,446
		Fair
		Value
Investments	Shares	(000)
Commercial Services & Supplies 0.51%
Republic Services, Inc.	204,400	$11,342

Containers & Packaging 0.23%
Bemis Co., Inc.	103,200	5,167

Distributors 0.54%
Genuine Parts Co.	123,900	11,923

Diversified Telecommunication Services 3.88%
AT&T, Inc.	977,064	37,744
Verizon Communications, Inc.	970,900	48,448
Total		86,192

Electric: Utilities 2.69%
Edison International	360,700	24,806
Eversource Energy	380,900	19,662
NextEra Energy, Inc.	67,367	7,695
Southern Co. (The)	162,200	7,594
Total		59,757

Electrical Equipment 0.55%
Emerson Electric Co.	214,488	12,106

Energy Equipment & Services 0.47%
Helmerich & Payne, Inc.	137,208	10,380

Food & Staples Retailing 7.33%
Costco Wholesale Corp.	204,100	30,637
CVS Health Corp.	390,500	30,026
Sysco Corp.	136,900	7,290
Wal-Mart Stores, Inc.	521,270	36,713
Walgreens Boots Alliance, Inc.	685,719	58,101
Total		162,767

Food Products 1.92%
General Mills, Inc.	369,500	22,517
Hormel Foods Corp.	260,400	8,916
Kellogg Co.	155,500	11,196
Total		42,629

18	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2016

		Fair
		Value
Investments	Shares	(000)
Gas Utilities 0.95%
Atmos Energy Corp.	139,700	$9,935
UGI Corp.	247,450	11,086
Total		21,021

Health Care Equipment & Supplies 4.04%
Becton, Dickinson & Co.	67,700	11,448
C.R. Bard, Inc.	132,797	27,960
Medtronic plc (Ireland)(a)	438,303	32,001
STERIS plc (United Kingdom)(a)	57,000	3,740
West Pharmaceutical Services, Inc.	180,100	14,615
Total		89,764

Health Care Providers & Services 1.57%
AmerisourceBergen Corp.	146,500	11,426
Cardinal Health, Inc.	330,152	23,444
Total		34,870

Hotels, Restaurants & Leisure 3.17%
Cracker Barrel Old Country Store, Inc.	79,600	12,954
McDonald’s Corp.	482,026	57,491
Total		70,445

Household Products 3.75%
Kimberly-Clark Corp.	415,915	48,084
Procter & Gamble Co. (The)	426,900	35,202
Total		83,286

Industrial Conglomerates 2.34%
3M Co.	302,817	52,006

Information Technology Services 4.72%
Accenture plc Class A (Ireland)(a)	291,900	34,862
Automatic Data Processing, Inc.	156,200	14,998
International Business Machines Corp.	339,000	54,993
Total		104,853
		Fair
		Value
Investments	Shares	(000)
Insurance 3.17%
Chubb Ltd. (Switzerland)(a)	390,521	$49,987
Hanover Insurance Group, Inc. (The)	94,900	8,217
Old Republic International Corp.	469,600	8,392
RenaissanceRe Holdings Ltd.	29,400	3,838
Total		70,434

Machinery 4.71%
CLARCOR, Inc.	76,900	5,418
Crane Co.	35,100	2,579
Cummins, Inc.	238,400	33,800
Graco, Inc.	159,200	12,932
Illinois Tool Works, Inc.	105,000	13,144
Nordson Corp.	101,000	10,780
Parker-Hannifin Corp.	61,700	8,572
Pentair plc (United Kingdom)(a)	304,100	17,473
Total		104,698

Metals & Mining 0.32%
Nucor Corp.	114,300	7,108

Multi-Utilities 2.73%
Dominion Resources, Inc.	540,800	39,635
SCANA Corp.	299,151	21,099
Total		60,734

Oil, Gas & Consumable Fuels 7.29%
Chevron Corp.	758,862	84,659
EOG Resources, Inc.	210,134	21,543
Exxon Mobil Corp.	94,700	8,267
Occidental Petroleum Corp.	381,997	27,259
ONEOK, Inc.	188,300	10,343
Williams Cos., Inc. (The)	320,500	9,840
Total		161,911

Pharmaceuticals 2.04%
Johnson & Johnson	407,723	45,380

See Notes to Financial Statements.	19

Schedule of Investments (continued)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2016

		Fair
		Value
Investments	Shares	(000)
Professional Services 0.73%
Robert Half International, Inc.	362,200	$16,252

Road & Rail 1.65%
CSX Corp.	836,800	29,966
Norfolk Southern Corp.	62,100	6,611
Total		36,577

Semiconductors & Semiconductor Equipment 6.06%
Microchip Technology, Inc.	461,567	30,546
QUALCOMM, Inc.	1,017,126	69,297
Texas Instruments, Inc.	469,400	34,703
Total		134,546

Software 1.92%
Microsoft Corp.	706,900	42,598

Specialty Retail 4.08%
Best Buy Co., Inc.	274,400	12,540
Lowe’s Cos., Inc.	480,575	33,905
Ross Stores, Inc.	324,700	21,947
Tiffany & Co.	119,900	9,889
TJX Cos., Inc. (The)	158,400	12,409
Total		90,690

Textiles, Apparel & Luxury Goods 1.49%
NIKE, Inc. Class B	437,700	21,916
VF Corp.	204,500	11,147
Total		33,063
		Fair
		Value
Investments	Shares	(000)
Tobacco 1.39%
Altria Group, Inc.	336,615	$21,520
Reynolds American, Inc.	173,300	9,375
Total		30,895

Trading Companies & Distributors 0.69%
MSC Industrial Direct Co., Inc. Class A	171,000	15,277
Total Common Stocks (cost $2,105,068,417)		2,204,781

	Principal
	Amount
	(000)
SHORT-TERM INVESTMENT 0.51%

Repurchase Agreement
Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $11,580,000 of U.S. Treasury Bill at Zero Coupon due 3/30/2017; value: $11,561,472; proceeds: $11,330,506 (cost $11,330,496)	$11,330	11,330
Total Investments in Securities 99.78% (cost $2,116,398,913)		2,216,111
Cash and Other Assets in Excess of Liabilities(b) 0.22%		4,894
Net Assets 100.00%		$2,221,005

(a)	Foreign security traded in U.S. dollars.
(b)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at November 30, 2016:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
E-Mini S&P 500 Index	December 2016	80	Long	$8,795,200	$69,684

20	See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,204,781	$–	$–	$2,204,781
Repurchase Agreement	–	11,330	–	11,330
Total	$2,204,781	$11,330	$–	$2,216,111

Other Financial Instruments
Futures Contracts
Assets	$70	$–	$–	$70
Liabilities	–	–	–	–
Total	$70	$–	$–	$70

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.

See Notes to Financial Statements.	21

Schedule of Investments

GROWTH OPPORTUNITIES FUND November 30, 2016

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 100.07%

Aerospace & Defense 2.13%
B/E Aerospace, Inc.	124,234	$7,459
TransDigm Group, Inc.	17,519	4,405
Total		11,864

Banks 5.08%
Citizens Financial Group, Inc.	183,440	6,147
First Republic Bank	85,930	7,038
Signature Bank*	63,797	9,564
Western Alliance Bancorp*	116,873	5,460
Total		28,209

Beverages 0.55%
Brown-Forman Corp. Class B	67,864	3,078

Biotechnology 1.73%
BioMarin Pharmaceutical, Inc.*	50,979	4,365
Incyte Corp.*	51,206	5,238
Total		9,603

Building Products 3.30%
A.O. Smith Corp.	85,980	4,181
Allegion plc (Ireland)(a)	100,144	6,701
Fortune Brands Home & Security, Inc.	70,820	3,906
Lennox International, Inc.	23,907	3,554
Total		18,342

Capital Markets 6.07%
CBOE Holdings, Inc.	58,067	4,001
E*TRADE Financial Corp.*	165,937	5,726
MarketAxess Holdings, Inc.	33,817	5,606
Moody’s Corp.	59,969	6,027
MSCI, Inc.	52,330	4,124
TD Ameritrade Holding Corp.	200,715	8,231
Total		33,715

Chemicals 2.37%
FMC Corp.	112,503	6,314
RPM International, Inc.	129,298	6,841
Total		13,155
		Fair
		Value
Investments	Shares	(000)
Communications Equipment 1.15%
Palo Alto Networks, Inc.*	47,610	$6,397

Construction Materials 1.72%
Vulcan Materials Co.	75,877	9,534

Containers & Packaging 1.46%
Ball Corp.	54,307	4,076
Owens-Illinois, Inc.*	219,899	4,040
Total		8,116

Distributors 0.87%
LKQ Corp.*	146,946	4,824

Diversified Telecommunication Services 1.03%
Zayo Group Holdings, Inc.*	166,003	5,727

Electrical Equipment 3.80%
AMETEK, Inc.	155,210	7,349
Hubbell, Inc.	50,288	5,646
Rockwell Automation, Inc.	60,875	8,140
Total		21,135

Electronic Equipment, Instruments & Components 0.83%
Trimble, Inc.*	163,139	4,599

Food Products 1.21%
Hain Celestial Group, Inc. (The)*	171,397	6,717

Health Care Equipment & Supplies 3.86%
C.R. Bard, Inc.	23,042	4,851
DENTSPLY SIRONA, Inc.	91,587	5,329
Edwards Lifesciences Corp.*	60,496	5,012
Intuitive Surgical, Inc.*	9,681	6,232
Total		21,424

Health Care Providers & Services 1.85%
Centene Corp.*	84,317	4,859
Henry Schein, Inc.*	36,500	5,437
Total		10,296

Health Care Technology 1.00%
Veeva Systems, Inc. Class A*	119,859	5,571

22	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2016

		Fair
		Value
Investments	Shares	(000)
Hotels, Restaurants & Leisure 7.47%
Dave & Buster’s Entertainment, Inc.*	94,874	$4,445
Marriott International, Inc. Class A	123,600	9,737
Norwegian Cruise Line Holdings Ltd.*	160,065	6,372
Panera Bread Co. Class A*	30,364	6,441
Vail Resorts, Inc.	42,029	6,657
Wynn Resorts Ltd.	77,322	7,886
Total		41,538

Industrial Conglomerates 1.35%
Roper Technologies, Inc.	41,309	7,482

Information Technology Services 5.98%
Euronet Worldwide, Inc.*	80,113	5,746
FleetCor Technologies, Inc.*	56,084	8,376
Global Payments, Inc.	114,061	7,819
Sabre Corp.	260,907	6,744
Vantiv, Inc. Class A*	81,127	4,578
Total		33,263

Insurance 0.91%
Lincoln National Corp.	79,252	5,080

Internet & Direct Marketing Retail 1.46%
Expedia, Inc.	65,195	8,087

Internet Software & Services 1.35%
Akamai Technologies, Inc.*	111,118	7,412
Nutanix, Inc. Class A*	2,421	77
Total		7,489

Leisure Products 1.55%
Hasbro, Inc.	100,669	8,596

Life Sciences Tools & Services 2.89%
Agilent Technologies, Inc.	141,230	6,211
Mettler-Toledo International, Inc.*	18,275	7,530
Patheon NV (Netherlands)*(a)	85,756	2,346
Total		16,087
		Fair
		Value
Investments	Shares	(000)
Machinery 6.33%
Donaldson Co., Inc.	140,012	$5,679
IDEX Corp.	64,575	6,045
Ingersoll-Rand plc (Ireland)(a)	99,444	7,413
Middleby Corp. (The)*	34,593	4,738
Nordson Corp.	33,685	3,595
Wabtec Corp.	91,123	7,715
Total		35,185

Media 1.72%
AMC Networks, Inc. Class A*	68,545	3,787
Scripps Networks Interactive, Inc. Class A	83,652	5,794
Total		9,581

Multi-Line Retail 3.48%
Dollar General Corp.	128,111	9,906
Dollar Tree, Inc.*	107,305	9,460
Total		19,366

Pharmaceuticals 1.47%
Zoetis, Inc.	162,291	8,176

Professional Services 0.83%
Nielsen Holdings plc	107,461	4,632

Road & Rail 2.37%
Genesee & Wyoming, Inc. Class A*	88,518	6,763
J.B. Hunt Transport Services, Inc.	67,156	6,404
Total		13,167

Semiconductors & Semiconductor Equipment 5.99%
Analog Devices, Inc.	79,894	5,931
Lam Research Corp.	79,481	8,427
Microchip Technology, Inc.	146,782	9,714
Skyworks Solutions, Inc.	119,818	9,208
Total		33,280

See Notes to Financial Statements.	23

Schedule of Investments (concluded)

GROWTH OPPORTUNITIES FUND November 30, 2016

		Fair
		Value
Investments	Shares	(000)
Software 3.12%
Red Hat, Inc.*	113,887	$9,010
ServiceNow, Inc.*	100,435	8,351
Total		17,361

Specialty Retail 8.26%
AutoZone, Inc.*	9,603	7,521
L Brands, Inc.	90,206	6,334
Michaels Cos, Inc. (The)*	175,458	4,278
O’Reilly Automotive, Inc.*	31,698	8,701
Ross Stores, Inc.	127,778	8,636
Tiffany & Co.	36,307	2,995
Tractor Supply Co.	99,373	7,460
Total		45,925
		Fair
		Value
Investments	Shares	(000)
Textiles, Apparel & Luxury Goods 2.10%
Carter’s, Inc.	64,712	$5,908
Hanesbrands, Inc.	248,904	5,782
Total		11,690

Trading Companies & Distributors 1.43%
HD Supply Holdings, Inc.*	202,375	7,941
Total Investments in Common Stock 100.07% (cost $494,270,972)		556,232
Liabilities in Excess of Other Assets (0.07)%		(380)
Net Assets 100.00%		$555,852

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$556,232	$–	$–	$556,232
Total	$556,232	$–	$–	$556,232

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.

24	See Notes to Financial Statements.

Schedule of Investments

SMALL CAP VALUE FUND November 30, 2016

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 97.11%

COMMON STOCKS 96.91%

Aerospace & Defense 2.24%
Hexcel Corp.	210,000	$10,861
Teledyne Technologies, Inc.*	137,269	17,141
Total		28,002

Automobiles 1.39%
Thor Industries, Inc.	172,733	17,372

Banks 13.36%
Chemical Financial Corp.	723,600	37,540
First Merchants Corp.	1,162,724	39,916
MB Financial, Inc.	613,855	26,562
Renasant Corp.	545,309	22,609
South State Corp.	199,249	16,926
Western Alliance Bancorp*	504,247	23,558
Total		167,111

Beverages 0.66%
Cott Corp. (Canada)(a)	732,380	8,312

Building Products 4.61%
Advanced Drainage Systems, Inc.	720,197	14,620
Gibraltar Industries, Inc.*	562,483	25,312
Masonite International Corp.*	91,641	5,938
Patrick Industries, Inc.*	165,022	11,774
Total		57,644

Chemicals 2.94%
Minerals Technologies, Inc.	275,645	22,327
PolyOne Corp.	437,385	14,421
Total		36,748

Communications Equipment 2.39%
ARRIS International plc*	501,510	14,388
Plantronics, Inc.	299,876	15,540
Total		29,928
Investments	Shares	Fair Value (000)
Construction & Engineering 6.25%
AECOM*	742,162	$26,978
EMCOR Group, Inc.	369,620	25,641
Primoris Services Corp.	1,114,371	25,552
Total		78,171

Containers & Packaging 3.03%
AptarGroup, Inc.	249,500	18,258
Berry Plastics Group, Inc.*	395,612	19,690
Total		37,948

Diversified Telecommunication Services 0.97%
Cogent Communications Holdings, Inc.	324,284	12,144

Electric: Utilities 2.11%
IDACORP, Inc.	347,300	26,447

Electrical Equipment 1.45%
Atkore International Group, Inc.*	843,103	18,085

Electronic Equipment, Instruments & Components 7.11%
Cognex Corp.	347,047	20,722
Littelfuse, Inc.	217,909	31,769
Orbotech Ltd. (Israel)(a)	1,150,046	36,422
Total		88,913

Equity Real Estate Investment Trusts 5.32%
CoreSite Realty Corp.	74,900	5,282
First Industrial Realty Trust, Inc.	964,235	25,504
Physicians Realty Trust	988,678	17,915
Retail Opportunity Investments Corp.	865,500	17,864
Total		66,565

Food Products 1.30%
Pinnacle Foods, Inc.	328,300	16,271

See Notes to Financial Statements.	25

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2016

Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies 4.00%
Alere, Inc.*	339,586	$13,489
CONMED Corp.	380,497	16,582
STERIS plc (United Kingdom)(a)	123,353	8,093
West Pharmaceutical Services, Inc.	146,100	11,856
Total		50,020

Health Care Providers & Services 3.43%
ExamWorks Group, Inc.*	419,508	14,704
HealthSouth Corp.	676,983	28,210
Total		42,914

Hotels, Restaurants & Leisure 3.34%
Cheesecake Factory, Inc. (The)	227,700	13,473
Denny’s Corp.*	1,408,500	17,029
El Pollo Loco Holdings, Inc.*	895,750	11,286
Total		41,788

Household Durables 1.00%
Ethan Allen Interiors, Inc.	361,899	12,485

Information Technology Services 5.04%
Acxiom Corp.*	715,428	18,980
Booz Allen Hamilton Holding Corp.	560,161	21,180
Cardtronics plc Class A (United Kingdom)*(a)	187,478	9,275
Jack Henry & Associates, Inc.	99,410	8,593
MAXIMUS, Inc.	89,768	4,963
Total		62,991

Insurance 1.96%
RenaissanceRe Holdings Ltd.	187,700	24,506

Machinery 1.31%
Milacron Holdings Corp.*	974,008	16,451

Media 0.87%
AMC Networks, Inc. Class A*	196,853	10,876
Investments	Shares	Fair Value (000)
Metals & Mining 2.66%
Reliance Steel & Aluminum Co.	252,607	$20,487
United States Steel Corp.	394,098	12,745
Total		33,232

Multi-Utilities 1.86%
Black Hills Corp.	395,420	23,231

Oil, Gas & Consumable Fuels 5.42%
Carrizo Oil & Gas, Inc.*	246,080	10,419
Centennial Resource Development, Inc. Class A*	1,089,407	19,827
Parsley Energy, Inc. Class A*	387,812	14,795
Rice Energy, Inc.*	934,617	22,758
Total		67,799

Paper & Forest Products 0.54%
Neenah Paper, Inc.	79,475	6,747

Professional Services 1.23%
ICF International, Inc.*	279,121	15,449

Real Estate Management & Development 0.74%
Marcus & Millichap, Inc.*	336,514	9,237

Semiconductors & Semiconductor Equipment 2.91%
Cypress Semiconductor Corp.	692,764	7,794
MACOM Technology Solutions Holdings, Inc.*	260,678	12,987
Synaptics, Inc.*	285,985	15,609
Total		36,390

Software 0.73%
FireEye, Inc.*	708,900	9,102

Technology Hardware, Storage & Peripherals 1.89%
Electronics For Imaging, Inc.*	542,088	23,592

26	See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2016

Investments	Shares	Fair Value (000)
Textiles, Apparel & Luxury Goods 1.77%
Oxford Industries, Inc.	152,436	$11,076
Steven Madden Ltd.*	300,311	11,127
Total		22,203

Thrifts & Mortgage Finance 1.08%
Essent Group Ltd.*	441,663	13,480
Total Common Stocks (cost $864,162,326)		1,212,154

WARRANT 0.20%

Oil, Gas & Consumable Fuels
Centennial Resource Development, Inc. Class A*(b) (cost $1,431,436)	363,165	2,542
Total Long-Term Investments (cost $865,593,762)		1,214,696
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 2.59%

Repurchase Agreement

Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $33,110,000 of U.S. Treasury Bill at Zero Coupon due 3/30/2017; value: $33,057,024; proceeds: $32,406,399 (cost $32,406,372)	$32,406	$32,406
Total Investments in Securities 99.70% (cost $898,000,134)		1,247,102
Cash and Other Assets in Excess of Liabilities 0.30%		3,722
Net Assets 100.00%		$1,250,824

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Exercise price of $11.50 and expiration date of 10/11/2021.

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)		Total (000)
Common Stocks
Health Care Providers & Services	$28,210	$–	$14,704	(4)	$42,914
Remaining Industries	1,169,240	–	–		1,169,240
Warrant	2,542	–	–		2,542
Repurchase Agreement	–	32,406	–		32,406
Total	$1,199,992	$32,406	$14,704		$1,247,102

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.
(4)	Fair valued security utilizing a prior transaction cost without adjustment.

See Notes to Financial Statements.	27

Schedule of Investments (concluded)

SMALL CAP VALUE FUND November 30, 2016

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stock
Balance as of December 1, 2015	$–
Accrued discounts/premiums	–
Realized gain (loss)	(456)
Change in unrealized appreciation/depreciation	4,479,322
Purchases	–
Sales	(3,981,145)
Net transfers in or out of Level 3	14,206,034
Balance as of November 30, 2016	$14,703,755

28	See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2016

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
ASSETS:
Investments in securities, at cost	$2,116,398,913	$494,270,972	$898,000,134
Investments in securities, at fair value	$2,216,110,632	$556,231,824	$1,247,102,126
Cash	10,258	–	23,255
Deposits with brokers for futures collateral	380,000	–	–
Receivables:
Investment securities sold	–	24,219,900	5,465,395
Capital shares sold	7,386,352	4,551,876	1,754,727
Interest and dividends	6,699,366	517,331	1,098,822
From advisor (See Note 3)	443,463	–	–
Prepaid expenses and other assets	111,053	67,540	88,127
Total assets	2,231,141,124	585,588,471	1,255,532,452
LIABILITIES:
Payables:
Investment securities purchased	2,672,479	27,046,488	563,976
Capital shares reacquired	4,879,994	1,503,775	2,454,574
Management fee	1,103,548	338,020	736,404
12b-1 distribution plan	577,874	139,413	158,245
Directors’ fees	335,930	111,509	448,958
Fund administration	71,316	18,028	39,275
Variation margin	24,061	–	–
To affiliate (See Note 3)	–	1,483	10,475
To bank	–	366,380	–
Accrued expenses	470,610	211,556	296,295
Total liabilities	10,135,812	29,736,652	4,708,202
NET ASSETS	$2,221,005,312	$555,851,819	$1,250,824,250
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,975,872,516	$480,246,703	$753,818,462
Undistributed (distributions in excess of) net investment income	9,274,153	(2,437,519)	(633,422)
Accumulated net realized gain on investments and futures contracts	136,077,240	16,081,783	148,537,218
Net unrealized appreciation on investments and futures contracts	99,781,403	61,960,852	349,101,992
Net Assets	$2,221,005,312	$555,851,819	$1,250,824,250

See Notes to Financial Statements.	29

Statements of Assets and Liabilities (concluded)

November 30, 2016

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund

Net assets by class:
Class A Shares	$1,604,256,929	$356,816,027	$416,989,352
Class B Shares	$12,537,022	$3,408,348	$1,029,941
Class C Shares	$291,842,233	$50,083,529	$33,268,568
Class F Shares	$266,399,417	$22,019,938	$35,212,560
Class I Shares	$18,314,604	$94,898,826	$679,954,006
Class P Shares	$1,781,931	$2,517,336	$46,606,496
Class R2 Shares	$1,010,039	$1,012,441	$381,032
Class R3 Shares	$23,998,350	$24,927,004	$7,238,012
Class R4 Shares	$315,803	$106,696	$1,233,745
Class R5 Shares	$314,425	$9,719	$15,424
Class R6 Shares	$234,559	$51,955	$28,895,114
Outstanding shares by class:
Class A Shares (400, 100 and 300 million shares of common stock authorized, $.001 par value)	108,284,840	18,868,175	16,922,928
Class B Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	854,516	230,486	62,333
Class C Shares (40, 20 and 20 million shares of common stock authorized, $.001 par value)	19,933,363	3,387,774	2,010,233
Class F Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	17,994,805	1,126,868	1,424,670
Class I Shares (100, 30 and 200 million shares of common stock authorized, $.001 par value)	1,226,428	4,493,038	24,230,391
Class P Shares (20, 20 and 50 million shares of common stock authorized, $.001 par value)	119,779	135,752	1,962,226
Class R2 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	67,642	55,658	16,135
Class R3 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	1,627,456	1,348,209	303,577
Class R4 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	21,317	5,641	50,053
Class R5 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	21,060	460	549.27
Class R6 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	15,688	2,453	1,027,506
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$14.82	$18.91	$24.64
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$15.72	$20.06	$26.14
Class B Shares-Net asset value	$14.67	$14.79	$16.52
Class C Shares-Net asset value	$14.64	$14.78	$16.55
Class F Shares-Net asset value	$14.80	$19.54	$24.72
Class I Shares-Net asset value	$14.93	$21.12	$28.06
Class P Shares-Net asset value	$14.88	$18.54	$23.75
Class R2 Shares-Net asset value	$14.93	$18.19	$23.62
Class R3 Shares-Net asset value	$14.75	$18.49	$23.84
Class R4 Shares-Net asset value	$14.81	$18.91	$24.65
Class R5 Shares-Net asset value	$14.93	$21.13	$28.08
Class R6 Shares-Net asset value	$14.95	$21.18	$28.12

30	See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2016

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $0 and $27,637, respectively)	$55,836,948	$5,190,954	$12,891,322
Interest and other	5,837	722	5,263
Interest earned from Interfund Lending (See Note 11)	156	–	470
Total investment income	55,842,941	5,191,676	12,897,055
Expenses:
Management fee	12,507,616	4,365,431	8,772,985
12b-1 distribution plan-Class A	3,853,311	938,484	973,621
12b-1 distribution plan-Class B	162,032	46,327	12,565
12b-1 distribution plan-Class C	2,608,387	540,008	308,002
12b-1 distribution plan-Class F	145,430	20,730	21,703
12b-1 distribution plan-Class P	8,274	12,564	215,752
12b-1 distribution plan-Class R2	6,390	5,973	1,293
12b-1 distribution plan-Class R3	108,914	126,012	31,221
12b-1 distribution plan-Class R4	290	75	500
Shareholder servicing	2,300,211	968,328	1,154,480
Professional	68,931	55,780	54,678
Reports to shareholders	175,729	55,554	50,338
Fund administration	802,964	232,823	467,893
Custody	80,427	16,084	33,970
Directors’ fees	68,300	20,142	40,434
Registration	191,461	139,272	147,890
Subsidy (See Note 3)	–	101,067	423,099
Other	117,974	68,767	103,370
Gross expenses	23,206,641	7,713,421	12,813,794
Expense reductions (See Note 9)	(7,158)	(1,793)	(3,319)
Fees waived and expenses reimbursed (See Note 3)	(4,262,014)	–	–
Net expenses	18,937,469	7,711,628	12,810,475
Net investment income (loss)	36,905,472	(2,519,952)	86,580
Net realized and unrealized gain (loss):
Net realized gain on investments	142,392,746	18,870,977	149,406,820
Net realized gain on futures contracts	1,095,880	–	–
Net change in unrealized appreciation/depreciation on investments	51,092,989	(16,340,210)	(8,067,645)
Net change in unrealized appreciation/depreciation on futures contracts	(265,072)	–	–
Net realized and unrealized gain	194,316,543	2,530,767	141,339,175
Net Increase in Net Assets Resulting From Operations	$231,222,015	$10,815	$141,425,755

See Notes to Financial Statements.	31

Statements of Changes in Net Assets

	Calibrated Dividend Growth Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Operations:
Net investment income (loss)	$36,905,472	$34,532,820
Net realized gain on investments and futures contracts	143,488,626	127,451,614
Net change in unrealized appreciation/depreciation on investments and futures contracts	50,827,917	(192,918,852)
Net increase (decrease) in net assets resulting from operations	231,222,015	(30,934,418)
Distributions to shareholders from:
Net investment income
Class A	(27,031,687)	(27,983,658)
Class B	(159,413)	(262,342)
Class C	(2,723,013)	(2,748,716)
Class F	(2,650,324)	(2,238,638)
Class I	(318,314)	(343,540)
Class P	(28,617)	(34,223)
Class R2	(14,456)	(13,524)
Class R3	(340,981)	(359,701)
Class R4	(2,151)	(47)
Class R5	(1,475)	(53)
Class R6	(332)	(53)
Net realized gain
Class A	(102,166,032)	(204,826,515)
Class B	(1,364,452)	(4,165,693)
Class C	(16,931,480)	(33,942,472)
Class F	(6,363,700)	(15,357,019)
Class I	(1,074,095)	(2,112,318)
Class P	(126,229)	(331,949)
Class R2	(76,293)	(235,751)
Class R3	(1,522,526)	(2,853,161)
Class R4	(696)	–
Class R5	(692)	–
Class R6	(692)	–
Total distributions to shareholders	(162,897,650)	(297,809,373)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	620,523,440	248,530,649
Reinvestment of distributions	154,487,140	280,775,978
Cost of shares reacquired	(526,004,465)	(434,878,158)
Net increase (decrease) in net assets resulting from capital share transactions	249,006,115	94,428,469
Net increase (decrease) in net assets	317,330,480	(234,315,322)
NET ASSETS:
Beginning of year	$1,903,674,832	$2,137,990,154
End of year	$2,221,005,312	$1,903,674,832
Undistributed (distributions in excess of) net investment income	$9,274,153	$5,639,444

32	See Notes to Financial Statements.

Growth Opportunities Fund		Small Cap Value Fund
For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015

$(2,519,952)	$(3,415,217)	$86,580	$(705,393)
18,870,977	82,108,893	149,406,820	277,559,730

(16,340,210)	(40,512,324)	(8,067,645)	(199,535,571)

10,815	38,181,352	141,425,755	77,318,766

–	–	–	–
–	–	–	–
–	–	–	(6)
–	–	–	(54,315)
–	–	–	(2,585,855)
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–

(48,240,086)	(57,428,805)	(80,349,276)	(164,374,083)
(972,338)	(1,794,480)	(456,243)	(932,213)
(8,919,784)	(10,132,069)	(8,652,037)	(11,496,541)
(2,516,207)	(2,750,031)	(4,394,497)	(6,958,715)
(10,870,866)	(25,446,921)	(122,822,253)	(209,206,414)
(445,836)	(612,034)	(11,015,429)	(23,611,893)
(111,010)	(148,110)	(44,285)	(37,049)
(3,388,989)	(4,140,062)	(1,248,858)	(1,927,189)
(1,141)	–	(1,845)	–
(1,037)	–	(1,665)	–
(1,037)	–	(1,665)	–
(75,468,331)	(102,452,512)	(228,988,053)	(421,184,273)

77,932,112	93,134,440	163,875,846	182,854,784
71,435,512	97,697,767	213,937,419	390,788,738
(152,283,483)	(242,241,142)	(360,212,665)	(824,913,240)

(2,915,859)	(51,408,935)	17,600,600	(251,269,718)
(78,373,375)	(115,680,095)	(69,961,698)	(595,135,225)

$634,225,194	$749,905,289	$1,320,785,948	$1,915,921,173
$555,851,819	$634,225,194	$1,250,824,250	$1,320,785,948

$(2,437,519)	$(105,928)	$(633,422)	$(1,228,326)

See Notes to Financial Statements.	33

Financial Highlights

CALIBRATED DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2016	$14.42	$0.27	$ 1.38	$ 1.65	$(0.25)	$(1.00)	$(1.25)
11/30/2015	16.97	0.26	(0.46)	(0.20)	(0.26)	(2.09)	(2.35)
11/30/2014	15.57	0.25	1.75	2.00	(0.24)	(0.36)	(0.60)
11/30/2013	12.66	0.24	3.00	3.24	(0.33)	–	(0.33)
11/30/2012	11.43	0.29	1.27	1.56	(0.33)	–	(0.33)
Class B
11/30/2016	14.28	0.16	1.36	1.52	(0.13)	(1.00)	(1.13)
11/30/2015	16.82	0.15	(0.46)	(0.31)	(0.14)	(2.09)	(2.23)
11/30/2014	15.44	0.13	1.74	1.87	(0.13)	(0.36)	(0.49)
11/30/2013	12.55	0.14	2.97	3.11	(0.22)	–	(0.22)
11/30/2012	11.33	0.20	1.26	1.46	(0.24)	–	(0.24)
Class C
11/30/2016	14.27	0.17	1.35	1.52	(0.15)	(1.00)	(1.15)
11/30/2015	16.81	0.15	(0.45)	(0.30)	(0.15)	(2.09)	(2.24)
11/30/2014	15.44	0.14	1.72	1.86	(0.13)	(0.36)	(0.49)
11/30/2013	12.57	0.14	2.97	3.11	(0.24)	–	(0.24)
11/30/2012	11.35	0.20	1.27	1.47	(0.25)	–	(0.25)
Class F
11/30/2016	14.41	0.31	1.35	1.66	(0.27)	(1.00)	(1.27)
11/30/2015	16.96	0.29	(0.47)	(0.18)	(0.28)	(2.09)	(2.37)
11/30/2014	15.56	0.28	1.74	2.02	(0.26)	(0.36)	(0.62)
11/30/2013	12.65	0.27	2.99	3.26	(0.35)	–	(0.35)
11/30/2012	11.43	0.31	1.27	1.58	(0.36)	–	(0.36)
Class I
11/30/2016	14.52	0.31	1.38	1.69	(0.28)	(1.00)	(1.28)
11/30/2015	17.07	0.30	(0.46)	(0.16)	(0.30)	(2.09)	(2.39)
11/30/2014	15.66	0.30	1.75	2.05	(0.28)	(0.36)	(0.64)
11/30/2013	12.73	0.30	3.00	3.30	(0.37)	–	(0.37)
11/30/2012	11.50	0.30	1.30	1.60	(0.37)	–	(0.37)
Class P
11/30/2016	14.47	0.24	1.39	1.63	(0.22)	(1.00)	(1.22)
11/30/2015	17.02	0.24	(0.47)	(0.23)	(0.23)	(2.09)	(2.32)
11/30/2014	15.62	0.23	1.74	1.97	(0.21)	(0.36)	(0.57)
11/30/2013	12.70	0.22	3.00	3.22	(0.30)	–	(0.30)
11/30/2012	11.46	0.27	1.28	1.55	(0.31)	–	(0.31)

34	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$14.82	12.60	0.85	1.06	1.92	$ 1,604,257	69.83
14.42	(1.34)	0.85	1.07	1.80	1,498,459	57.79
16.97	13.28	0.85	1.07	1.62	1,663,444	73.33
15.57	26.09	0.85	1.18	1.73	1,646,617	54.87	(c)
12.66	13.77	1.23	1.31	2.33	848,026	102.89

14.67	11.76	1.60	1.82	1.13	12,537	69.83
14.28	(2.10)	1.60	1.82	1.04	19,756	57.79
16.82	12.43	1.60	1.82	0.85	33,641	73.33
15.44	25.14	1.60	1.93	1.00	43,235	54.87	(c)
12.55	13.04	1.90	1.98	1.67	31,891	102.89

14.64	11.71	1.60	1.81	1.19	291,842	69.83
14.27	(2.03)	1.60	1.82	1.06	245,055	57.79
16.81	12.42	1.59	1.81	0.87	272,167	73.33
15.44	25.14	1.60	1.91	0.97	232,350	54.87	(c)
12.57	13.06	1.88	1.98	1.67	61,096	102.89

14.80	12.72	0.70	0.91	2.18	266,399	69.83
14.41	(1.20)	0.70	0.92	1.95	99,737	57.79
16.96	13.46	0.70	0.92	1.77	123,836	73.33
15.56	26.31	0.70	1.02	1.86	96,398	54.87	(c)
12.65	13.97	0.98	1.08	2.57	14,857	102.89

14.93	12.86	0.60	0.81	2.18	18,315	69.83
14.52	(1.09)	0.60	0.82	2.05	15,507	57.79
17.07	13.54	0.60	0.82	1.89	17,061	73.33
15.66	26.41	0.60	0.92	2.06	34,361	54.87	(c)
12.73	14.08	0.97	0.98	2.54	3,497	102.89

14.88	12.40	1.05	1.26	1.71	1,782	69.83
14.47	(1.56)	1.05	1.27	1.60	1,834	57.79
17.02	13.03	1.05	1.27	1.42	2,714	73.33
15.62	25.81	1.05	1.38	1.55	2,355	54.87	(c)
12.70	13.60	1.35	1.43	2.22	1,638	102.89

See Notes to Financial Statements.	35

Financial Highlights (concluded)

CALIBRATED DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2016	$14.52	$0.22	$ 1.38		$ 1.60	$(0.19)	$(1.00)	$(1.19)
11/30/2015	17.05	0.21	(0.46)		(0.25)	(0.19)	(2.09)	(2.28)
11/30/2014	15.65	0.20	1.75		1.95	(0.19)	(0.36)	(0.55)
11/30/2013	12.73	0.23	2.98		3.21	(0.29)	–	(0.29)
11/30/2012	11.49	0.26	1.28		1.54	(0.30)	–	(0.30)
Class R3
11/30/2016	14.36	0.24	1.36		1.60	(0.21)	(1.00)	(1.21)
11/30/2015	16.91	0.23	(0.46)		(0.23)	(0.23)	(2.09)	(2.32)
11/30/2014	15.52	0.22	1.74		1.96	(0.21)	(0.36)	(0.57)
11/30/2013	12.62	0.22	2.98		3.20	(0.30)	–	(0.30)
11/30/2012	11.40	0.26	1.27		1.53	(0.31)	–	(0.31)
Class R4
11/30/2016	14.42	0.31	1.34		1.65	(0.26)	(1.00)	(1.26)
6/30/2015 to 11/30/2015(d)	14.37	0.11	0.01	(e)	0.12	(0.07)	–	(0.07)
Class R5
11/30/2016	14.52	0.34	1.35		1.69	(0.28)	(1.00)	(1.28)
6/30/2015 to 11/30/2015(d)	14.46	0.13	0.01	(e)	0.14	(0.08)	–	(0.08)
Class R6
11/30/2016	14.52	0.43	1.28		1.71	(0.28)	(1.00)	(1.28)
6/30/2015 to 11/30/2015(d)	14.46	0.13	0.01	(e)	0.14	(0.08)	–	(0.08)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Classic Stock Fund on November 22, 2013.
(d)	Commenced on June 30, 2015.
(e)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(f)	Not annualized.
(g)	Annualized.

36	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$14.93	12.16		1.20		1.41		1.57		$ 1,010	69.83
14.52	(1.69)		1.20		1.42		1.44		1,108	57.79
17.05	12.86		1.20		1.42		1.26		1,940	73.33
15.65	25.64		1.20		1.52		1.57		2,442	54.87	(c)
12.73	13.46		1.46		1.55		2.10		112	102.89

14.75	12.32		1.09		1.30		1.69		23,998	69.83
14.36	(1.57)		1.08		1.30		1.57		22,189	57.79
16.91	13.05		1.09		1.31		1.38		23,187	73.33
15.52	25.79		1.10		1.42		1.57		21,587	54.87	(c)
12.62	13.57		1.38		1.48		2.15		3,980	102.89

14.81	12.60		0.84		1.06		2.14		316	69.83
14.42	0.85	(f)	0.85	(g)	1.07	(g)	1.85	(g)	10	57.79

14.93	12.86		0.59		0.81		2.38		314	69.83
14.52	0.98	(f)	0.60	(g)	0.82	(g)	2.11	(g)	10	57.79

14.95	13.03		0.49		0.70		2.99		235	69.83
14.52	0.98	(f)	0.49	(g)	0.70	(g)	2.22	(g)	10	57.79

See Notes to Financial Statements.	37

Financial Highlights

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
11/30/2016	$21.48	$(0.07)	$0.04	$(0.03)	$(2.54)	$18.91
11/30/2015	23.75	(0.10)	1.09	0.99	(3.26)	21.48
11/30/2014	25.70	(0.09)	2.40	2.31	(4.26)	23.75
11/30/2013	19.16	(0.12)	6.66	6.54	– (c)	25.70
11/30/2012	21.30	(0.09)	1.12	1.03	(3.17)	19.16
Class B
11/30/2016	17.49	(0.17)	0.01	(0.16)	(2.54)	14.79
11/30/2015	20.06	(0.21)	0.90	0.69	(3.26)	17.49
11/30/2014	22.50	(0.22)	2.04	1.82	(4.26)	20.06
11/30/2013	16.88	(0.22)	5.84	5.62	– (c)	22.50
11/30/2012	19.27	(0.19)	0.97	0.78	(3.17)	16.88
Class C
11/30/2016	17.48	(0.16)	–	(0.16)	(2.54)	14.78
11/30/2015	20.06	(0.21)	0.89	0.68	(3.26)	17.48
11/30/2014	22.49	(0.21)	2.04	1.83	(4.26)	20.06
11/30/2013	16.87	(0.23)	5.85	5.62	– (c)	22.49
11/30/2012	19.26	(0.19)	0.97	0.78	(3.17)	16.87
Class F
11/30/2016	22.08	(0.04)	0.04	–	(2.54)	19.54
11/30/2015	24.29	(0.07)	1.12	1.05	(3.26)	22.08
11/30/2014	26.15	(0.06)	2.46	2.40	(4.26)	24.29
11/30/2013	19.44	(0.06)	6.77	6.71	– (c)	26.15
11/30/2012	21.52	(0.04)	1.13	1.09	(3.17)	19.44
Class I
11/30/2016	23.63	(0.03)	0.06	0.03	(2.54)	21.12
11/30/2015	25.75	(0.05)	1.19	1.14	(3.26)	23.63
11/30/2014	27.45	(0.04)	2.60	2.56	(4.26)	25.75
11/30/2013	20.38	(0.04)	7.11	7.07	– (c)	27.45
11/30/2012	22.38	(0.04)	1.21	1.17	(3.17)	20.38
Class P
11/30/2016	21.15	(0.11)	0.04	(0.07)	(2.54)	18.54
11/30/2015	23.48	(0.14)	1.07	0.93	(3.26)	21.15
11/30/2014	25.49	(0.13)	2.38	2.25	(4.26)	23.48
11/30/2013	19.02	(0.13)	6.60	6.47	– (c)	25.49
11/30/2012	21.19	(0.11)	1.11	1.00	(3.17)	19.02

38	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

0.37	1.29	1.29	(0.39)	$ 356,816	116.57
4.78	1.28	1.28	(0.46)	409,626	96.81
10.41	1.31	1.31	(0.41)	419,614	207.44
34.16	1.40	1.40	(0.51)	428,573	118.03
6.96	1.42	1.44	(0.48)	351,427	145.62

(0.39)	2.04	2.04	(1.16)	3,408	116.57
4.05	2.02	2.02	(1.20)	6,691	96.81
9.57	2.03	2.03	(1.12)	11,184	207.44
33.40	2.05	2.05	(1.12)	16,020	118.03
6.22	2.07	2.09	(1.14)	18,614	145.62

(0.39)	2.03	2.03	(1.14)	50,084	116.57
4.00	2.02	2.02	(1.20)	61,670	96.81
9.63	2.02	2.02	(1.11)	62,897	207.44
33.34	2.04	2.04	(1.15)	62,815	118.03
6.28	2.06	2.08	(1.12)	51,427	145.62

0.52	1.14	1.14	(0.23)	22,020	116.57
4.95	1.13	1.13	(0.31)	21,956	96.81
10.60	1.13	1.13	(0.24)	20,503	207.44
34.54	1.15	1.15	(0.27)	17,739	118.03
7.20	1.17	1.19	(0.23)	13,652	145.62

0.62	1.04	1.04	(0.14)	94,899	116.57
5.07	1.03	1.03	(0.19)	101,063	96.81
10.70	1.03	1.03	(0.16)	200,573	207.44
34.67	1.06	1.06	(0.16)	99,819	118.03
7.29	1.07	1.09	(0.18)	78,051	145.62

0.17	1.49	1.49	(0.59)	2,517	116.57
4.56	1.48	1.48	(0.66)	3,998	96.81
10.23	1.48	1.48	(0.58)	4,521	207.44
34.04	1.51	1.51	(0.57)	4,723	118.03
6.83	1.53	1.54	(0.60)	5,017	145.62

See Notes to Financial Statements.	39

Financial Highlights (concluded)

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net realized gain	Net asset value, end of period
Class R2
11/30/2016	$20.83	$(0.13)	$ 0.03		$(0.10)	$(2.54)	$18.19
11/30/2015	23.20	(0.17)	1.06		0.89	(3.26)	20.83
11/30/2014	25.27	(0.16)	2.35		2.19	(4.26)	23.20
11/30/2013	18.88	(0.16)	6.55		6.39	– (c)	25.27
11/30/2012	21.09	(0.14)	1.10		0.96	(3.17)	18.88
Class R3
11/30/2016	21.11	(0.11)	0.03		(0.08)	(2.54)	18.49
11/30/2015	23.44	(0.15)	1.08		0.93	(3.26)	21.11
11/30/2014	25.47	(0.14)	2.37		2.23	(4.26)	23.44
11/30/2013	19.01	(0.15)	6.61		6.46	– (c)	25.47
11/30/2012	21.19	(0.12)	1.11		0.99	(3.17)	19.01
Class R4
11/30/2016	21.48	(0.02)	(0.01)		(0.03)	(2.54)	18.91
6/30/2015 to 11/30/2015(d)	22.27	(0.04)	(0.75	)(e)	(0.79)	–	21.48
Class R5
11/30/2016	23.64	(0.02)	0.05		0.03	(2.54)	21.13
6/30/2015 to 11/30/2015(d)	24.48	(0.02)	(0.82	)(e)	(0.84)	–	23.64
Class R6
11/30/2016	23.65	0.01	0.06		0.07	(2.54)	21.18
6/30/2015 to 11/30/2015(d)	24.48	(0.01)	(0.82	)(e)	(0.83)	–	23.65

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on June 30, 2015.
(e)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(f)	Not annualized.
(g)	Annualized.

40	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

0.01		1.64		1.64		(0.74)		$ 1,012	116.57
4.42		1.63		1.63		(0.80)		941	96.81
10.06		1.63		1.63		(0.72)		1,063	207.44
33.87		1.66		1.66		(0.73)		1,436	118.03
6.70		1.67		1.69		(0.74)		1,515	145.62

0.12		1.53		1.53		(0.63)		24,927	116.57
4.56		1.52		1.52		(0.71)		28,251	96.81
10.15		1.53		1.53		(0.62)		29,999	207.44
34.01		1.55		1.55		(0.65)		33,301	118.03
6.78		1.57		1.58		(0.63)		31,535	145.62

0.37		1.27		1.27		(0.12)		107	116.57
(3.55	)(f)	1.25	(g)	1.25	(g)	(0.49	)(g)	10	96.81

0.63		1.00		1.00		(0.11)		10	116.57
(3.43	)(f)	1.00	(g)	1.00	(g)	(0.24	)(g)	10	96.81

0.81		0.86		0.86		0.04		52	116.57
(3.39	)(f)	0.86	(g)	0.86	(g)	(0.10	)(g)	10	96.81

See Notes to Financial Statements.	41

Financial Highlights

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2016	$27.17	$(0.02)	$ 2.55	$ 2.53	$ –	$(5.06)	$(5.06)
11/30/2015	33.61	(0.04)	1.33	1.29	–	(7.73)	(7.73)
11/30/2014	42.09	(0.01)	0.94	0.93	–	(9.41)	(9.41)
11/30/2013	32.24	0.02	10.81	10.83	(0.24)	(0.74)	(0.98)
11/30/2012	29.68	0.18	2.38	2.56	–	–	–
Class B
11/30/2016	20.11	(0.13)	1.60	1.47	–	(5.06)	(5.06)
11/30/2015	27.02	(0.19)	1.01	0.82	–	(7.73)	(7.73)
11/30/2014	35.87	(0.20)	0.76	0.56	–	(9.41)	(9.41)
11/30/2013	27.57	(0.19)	9.23	9.04	–	(0.74)	(0.74)
11/30/2012	25.56	(0.04)	2.05	2.01	–	–	–
Class C
11/30/2016	20.13	(0.13)	1.61	1.48	–	(5.06)	(5.06)
11/30/2015	27.04	(0.18)	1.00	0.82	– (c)	(7.73)	(7.73)
11/30/2014	35.89	(0.19)	0.75	0.56	–	(9.41)	(9.41)
11/30/2013	27.63	(0.21)	9.26	9.05	(0.05)	(0.74)	(0.79)
11/30/2012	25.61	(0.03)	2.05	2.02	–	–	–
Class F
11/30/2016	27.20	0.01	2.57	2.58	–	(5.06)	(5.06)
11/30/2015	33.66	– (c)	1.33	1.33	(0.06)	(7.73)	(7.79)
11/30/2014	42.10	0.07	0.92	0.99	(0.02)	(9.41)	(9.43)
11/30/2013	32.26	0.09	10.81	10.90	(0.32)	(0.74)	(1.06)
11/30/2012	29.64	0.26	2.36	2.62	–	–	–
Class I
11/30/2016	30.13	0.03	2.96	2.99	–	(5.06)	(5.06)
11/30/2015	36.46	0.03	1.47	1.50	(0.10)	(7.73)	(7.83)
11/30/2014	44.83	0.10	1.01	1.11	(0.07)	(9.41)	(9.48)
11/30/2013	34.28	0.14	11.49	11.63	(0.34)	(0.74)	(1.08)
11/30/2012	31.46	0.30	2.52	2.82	–	–	–
Class P
11/30/2016	26.43	(0.07)	2.45	2.38	–	(5.06)	(5.06)
11/30/2015	32.95	(0.10)	1.31	1.21	–	(7.73)	(7.73)
11/30/2014	41.50	(0.06)	0.92	0.86	–	(9.41)	(9.41)
11/30/2013	31.79	(0.03)	10.66	10.63	(0.18)	(0.74)	(0.92)
11/30/2012	29.31	0.13	2.35	2.48	–	–	–

42	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$24.64	13.14	1.21	(0.11)	$ 416,989	43.74
27.17	4.76	1.21	(0.15)	456,843	43.70
33.61	2.79	1.24	(0.02)	732,067	30.70
42.09	34.52	1.23	0.05	1,253,920	71.13
32.24	8.63	1.23	0.57	1,247,956	28.91

16.52	12.27	1.97	(0.87)	1,030	43.74
20.11	3.97	1.97	(0.92)	1,827	43.70
27.02	2.06	1.95	(0.73)	3,280	30.70
35.87	33.64	1.92	(0.61)	4,938	71.13
27.57	7.82	1.93	(0.15)	6,406	28.91

16.55	12.32	1.96	(0.86)	33,269	43.74
20.13	3.97	1.96	(0.91)	35,312	43.70
27.04	2.09	1.94	(0.72)	40,536	30.70
35.89	33.56	1.93	(0.65)	44,246	71.13
27.63	7.89	1.92	(0.12)	37,988	28.91

24.72	13.35	1.06	0.04	35,213	43.74
27.20	4.90	1.06	(0.01)	24,246	43.70
33.66	2.96	1.04	0.20	30,238	30.70
42.10	34.81	1.03	0.24	46,280	71.13
32.26	8.84	1.03	0.83	52,084	28.91

28.06	13.43	0.96	0.14	679,954	43.74
30.13	5.01	0.96	0.09	736,890	43.70
36.46	3.08	0.95	0.27	1,000,533	30.70
44.83	34.93	0.93	0.35	1,923,378	71.13
34.28	8.96	0.93	0.88	1,862,546	28.91

23.75	12.90	1.42	(0.31)	46,606	43.74
26.43	4.57	1.42	(0.36)	58,957	43.70
32.95	2.62	1.40	(0.18)	100,846	30.70
41.50	34.32	1.38	(0.09)	174,584	71.13
31.79	8.46	1.38	0.42	192,603	28.91

See Notes to Financial Statements.	43

Financial Highlights (concluded)

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2016	$26.33	$(0.09)	$ 2.44		$ 2.35	$ –	$(5.06)	$(5.06)
11/30/2015	32.90	(0.14)	1.30		1.16	–	(7.73)	(7.73)
11/30/2014	41.51	(0.11)	0.91		0.80	–	(9.41)	(9.41)
11/30/2013	31.81	0.01	10.57		10.58	(0.14)	(0.74)	(0.88)
11/30/2012	29.37	0.09	2.35		2.44	–	–	–
Class R3
11/30/2016	26.51	(0.07)	2.46		2.39	–	(5.06)	(5.06)
11/30/2015	33.04	(0.10)	1.30		1.20	–	(7.73)	(7.73)
11/30/2014	41.60	(0.06)	0.91		0.85	–	(9.41)	(9.41)
11/30/2013	31.85	(0.05)	10.70		10.65	(0.16)	(0.74)	(0.90)
11/30/2012	29.38	0.12	2.35		2.47	–	–	–
Class R4
11/30/2016	27.17	(0.05)	2.59		2.54	–	(5.06)	(5.06)
6/30/2015 to 11/30/2015(d)	27.41	(0.03)	(0.21	)(e)	(0.24)	–	–	–
Class R5
11/30/2016	30.14	0.04	2.96		3.00	–	(5.06)	(5.06)
6/30/2015 to 11/30/2015(d)	30.37	– (c)	(0.23	)(e)	(0.23)	–	–	–
Class R6
11/30/2016	30.15	0.07	2.96		3.03	–	(5.06)	(5.06)
6/30/2015 to 11/30/2015(d)	30.37	0.01	(0.23	)(e)	(0.22)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on June 30, 2015.
(e)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(f)	Not annualized.
(g)	Annualized.

44	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$23.62	12.81		1.57		(0.42)		$ 381	43.74
26.33	4.38		1.56		(0.55)		288	43.70
32.90	2.44		1.56		(0.35)		154	30.70
41.51	34.08		1.53		0.04		268	71.13
31.81	8.31		1.53		0.28		6,910	28.91

23.84	12.89		1.44		(0.33)		7,238	43.74
26.51	4.52		1.44		(0.39)		6,395	43.70
33.04	2.59		1.42		(0.19)		8,266	30.70
41.60	34.30		1.42		(0.14)		12,162	71.13
31.85	8.41		1.42		0.39		11,635	28.91

24.65	13.19		1.19		(0.20)		1,234	43.74
27.17	(0.88	)(f)	1.16	(g)	(0.23	)(g)	10	43.70

28.08	13.46		0.94		0.17		15	43.74
30.14	(0.76	)(f)	0.90	(g)	0.02	(g)	10	43.70

28.12	13.58		0.85		0.27		28,895	43.74
30.15	(0.72	)(f)	0.83	(g)	0.09	(g)	10	43.70

See Notes to Financial Statements.	45

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company consists of the following three funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Calibrated Dividend Growth Fund (“Calibrated Dividend Growth Fund”), Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”) and Lord Abbett Small-Cap Value Series (“Small Cap Value Fund”).

Calibrated Dividend Growth Fund’s investment objective is to seek current income and capital appreciation. Growth Opportunities Fund’s investment objective is capital appreciation. Small Cap Value Fund’s investment objective is long-term capital appreciation. Each Fund has eleven classes of shares: Class A, B, C, F, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. Classes R4, R5 and R6 shares commenced on June 30, 2015. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign

Notes to Financial Statements (continued)

securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal periods ended November 30, 2013 through November 30, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

Notes to Financial Statements (continued)

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on futures contracts and foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–Each Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by each Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Funds will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information

Notes to Financial Statements (continued)

available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Calibrated Dividend Growth Fund
First $1 billion	.65%
Next $1 billion	.60%
Over $2 billion	.55%

Growth Opportunities Fund
First $1 billion	.75%
Next $1 billion	.65%
Next $1 billion	.60%
Over $3 billion	.58%

Small Cap Value Fund
First $2 billion	.75%
Over $2 billion	.70%

For the fiscal year ended November 30, 2016, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Calibrated Dividend Growth Fund	.41%
Growth Opportunities Fund	.75%
Small Cap Value Fund	.75%

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the fiscal year ended November 30, 2016 and continuing through March 31, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses for Calibrated Dividend Growth Fund to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to an annual rate of .60% for each class, other than Class R6. For Class R6 shares, effective April 1, 2016 through March 31, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .50%. Prior to April 1, 2016, Lord Abbett had contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit Class R6 total net annual operating expenses to an annual rate of .49%. For each class, the agreement may be terminated only upon the approval of the Board.

During the fiscal year ended November 30, 2016 and continuing through December 31, 2016, each Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund paid a portion of the expenses (excluding management fees, fund administration fees, and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with Fund of Funds managed by Lord Abbett. As a result, each Fund of Fund will bear its expenses fully beginning as of that date.

As of November 30, 2016, the percentages of Growth Opportunities Fund’s and Small Cap Value Fund’s outstanding shares owned by each Fund of Funds were as follows:

		Underlying Funds
Fund of Funds	Growth Opportunities Fund	Small Cap Value Fund
Lord Abbett Alpha Strategy Fund	–	17.83%
Lord Abbett Diversified Equity Strategy Fund	6.03%	–

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.

Class I, Class R5 and Class R6 shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2016:

	Distributor Commissions	Dealers’ Concessions
Calibrated Dividend Growth Fund	$639,521	$3,473,743
Growth Opportunities Fund	61,660	338,518
Small Cap Value Fund	53,825	294,668

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2016:

	Class A	Class C
Calibrated Dividend Growth Fund	$16,072	$21,062
Growth Opportunities Fund	4,697	4,582
Small Cap Value Fund	87	1,957

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly for Calibrated Dividend Growth Fund and annually for Growth Opportunities Fund and Small Cap Value Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended November 30, 2016, distributions were declared on December 14, 2016 and paid on December 16, 2016 to shareholders of record on December 15, 2016. The approximate amounts were as follows:

	Net Short-Term Capital Gain	Net Long-Term Capital Gains
Calibrated Dividend Growth Fund	$17,772,000	$127,853,000
Growth Opportunities Fund	–	17,113,000
Small Cap Value Fund	3,955,000	144,805,000

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended November 30, 2016 and 2015 was as follows:

	Calibrated Dividend Growth Fund		Growth Opportunities Fund
	Year Ended 11/30/2016	Year Ended 11/30/2015	Year Ended 11/30/2016	Year Ended 11/30/2015
Distributions paid from:
Ordinary income	$79,189,241	$98,318,814	$18,122,622	$24,867,023
Net long-term capital gains	83,708,409	199,490,559	57,345,709	77,585,489
Total distributions paid	$162,897,650	$297,809,373	$75,468,331	$102,452,512

	Small Cap Value Fund
	Year Ended 11/30/2016	Year Ended 11/30/2015
Distributions paid from:
Ordinary income	$–	$59,212,520
Net long-term capital gains	228,988,053	361,971,753
Total distributions paid	$228,988,053	$421,184,273

As of November 30, 2016, the components of accumulated gains on a tax-basis were as follows:

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Undistributed ordinary income – net	$27,371,425	$–	$3,952,464
Undistributed long-term capital gains	127,847,164	17,110,429	144,804,425
Total undistributed earnings	155,218,589	17,110,429	148,756,889
Temporary differences	(335,930)	(2,437,519)	(633,422)
Unrealized gains – net	90,250,137	60,932,206	348,882,321
Total accumulated gains – net	$245,132,796	$75,605,116	$497,005,788

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year ordinary losses during fiscal 2016 as follows:

Growth Opportunities Fund	$2,326,010
Small Cap Value Fund	184,464

As of November 30, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Tax cost	$2,125,860,495	$495,299,618	$898,219,805
Gross unrealized gain	144,893,040	71,949,154	359,992,742
Gross unrealized loss	(54,642,903)	(11,016,948)	(11,110,421)
Net unrealized security gain	$90,250,137	$60,932,206	$348,882,321

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended November 30, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
Growth Opportunities Fund	$188,361	$ 89,461	$(277,822)
Small Cap Value Fund	508,324	(508,324)	–

The permanent differences are attributable to tax treatment of certain securities, certain distributions received and net investment loss.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2016 were as follows:

	Purchases	Sales
Calibrated Dividend Growth Fund	$1,525,008,393	$1,401,926,184
Growth Opportunities Fund	681,287,066	758,806,700
Small Cap Value Fund	510,235,448	744,044,935

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2016.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Calibrated Dividend Growth Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended November 30, 2016 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of November 30, 2016, the Fund had futures contracts with unrealized appreciation of $69,684. Amounts of $1,095,880 and $(265,072) are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 79.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the

Notes to Financial Statements (continued)

agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

		Calibrated Dividend Growth Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$11,330,496	$–	$11,330,496
Total	$11,330,496	$–	$11,330,496

		Amounts Not Offset in the
	Net Amounts of	Statement of Assets and Liabilities
	Assets Presented		Cash	Securities
	in the Statement of	Financial	Collateral	Collateral	Net
Counterparty	Assets and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$11,330,496	$–	$–	$(11,330,496)	$–
Total	$11,330,496	$–	$–	$(11,330,496)	$–

		Small Cap Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$32,406,372	$–	$32,406,372
Total	$32,406,372	$–	$32,406,372

		Amounts Not Offset in the
	Net Amounts of	Statement of Assets and Liabilities
	Assets Presented		Cash	Securities
	in the Statement of	Financial	Collateral	Collateral	Net
Counterparty	Assets and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$32,406,372	$–	$–	$32,406,372	$–
Total	$32,406,372	$–	$–	$32,406,372	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2016.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

The Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended November 30, 2016, the Funds did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Funds, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds to borrow money from and lend money to each other for temporary or emergency purposes subject to limitations and conditions.

During the fiscal year ended November 30, 2016, two Funds of the Company participated as a lenders in the Interfund Lending Program. The average amount loaned, interest rate and interest income were as follows:

Fund	Average Loan	Average Interest Rate	Interest Income*
Calibrated Dividend Growth Fund	$7,831,528	0.7250%	$156
Small Cap Value Fund	$23,638,966	0.7250%	$470

* Included in the Statement of Operations.

There were no interfund loans outstanding as of November 30, 2016.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies and/or sectors in which the Funds invest.

Calibrated Dividend Growth Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. If the Fund’s fundamental research and quantitative analysis fail to

Notes to Financial Statements (continued)

produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a rising market. Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

Growth Opportunities Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Due to the Fund’s investment exposure to American Depositary Receipts and foreign companies and markets, the Fund may experience increased market, liquidity, currency, political, information and other risks.

Small Cap Value Fund has particular risks associated with small company value stocks. Small company value stocks may perform differently than the market as a whole and other types of stocks, such as large company stocks or growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks. Also, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect each Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Calibrated Dividend Growth Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	20,119,550	$285,214,685	10,151,968	$149,821,700
Converted from Class B*	346,268	4,820,382	524,416	7,641,833
Reinvestment of distributions	9,589,635	126,499,770	15,316,996	227,422,676
Shares reacquired	(25,703,773)	(362,486,261)	(20,091,802)	(295,057,682)
Increase	4,351,680	$54,048,576	5,901,578	$89,828,527

Class B Shares
Shares sold	38,371	$530,380	44,353	$653,866
Reinvestment of distributions	113,682	1,470,758	284,443	4,192,361
Shares reacquired	(331,076)	(4,588,920)	(415,917)	(6,025,978)
Converted to Class A*	(349,763)	(4,820,383)	(529,614)	(7,641,833)
Decrease	(528,786)	$(7,408,165)	(616,735)	$(8,821,584)

Class C Shares
Shares sold	6,072,513	$85,400,840	3,158,542	$46,427,064
Reinvestment of distributions	1,281,193	16,619,571	2,077,102	30,566,928
Shares reacquired	(4,597,870)	(63,752,620)	(4,245,568)	(61,609,993)
Increase	2,755,836	$38,267,791	990,076	$15,383,999

Notes to Financial Statements (continued)

Calibrated Dividend Growth Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	16,263,809	$234,266,817	2,609,477	$38,695,419
Reinvestment of distributions	551,321	7,335,147	953,341	14,150,137
Shares reacquired	(5,742,228)	(81,557,018)	(3,942,873)	(57,510,434)
Increase (decrease)	11,072,902	$160,044,946	(380,055)	$(4,664,878)

Class I Shares
Shares sold	537,655	$7,731,034	371,127	$5,569,829
Reinvestment of distributions	35,725	474,850	45,157	673,327
Shares reacquired	(414,780)	(5,806,274)	(347,669)	(5,135,748)
Increase	158,600	$2,399,610	68,615	$1,107,408

Class P Shares
Shares sold	16,542	$234,553	13,242	$195,693
Reinvestment of distributions	11,718	154,846	24,527	366,145
Shares reacquired	(35,209)	(499,945)	(70,477)	(1,046,724)
Decrease	(6,949)	$(110,546)	(32,708)	$(484,886)

Class R2 Shares
Shares sold	19,173	$264,944	35,322	$520,365
Reinvestment of distributions	5,080	67,222	13,194	197,668
Shares reacquired	(32,932)	(464,534)	(85,939)	(1,295,646)
Decrease	(8,679)	$(132,368)	(37,423)	$(577,613)

Class R3 Shares
Shares sold	430,481	$6,074,683	453,086	$6,616,713
Reinvestment of distributions	141,927	1,859,560	216,769	3,206,583
Shares reacquired	(490,598)	(6,848,327)	(495,755)	(7,195,953)
Increase	81,810	$1,085,916	174,100	$2,627,343

Class R4 Shares(a)
Shares sold	20,474	$295,034	695.89	$10,000
Reinvestment of distributions	159	2,225	3.47	47
Shares reacquired	(15)	(218)	–	–
Increase	20,618	$297,041	699.36	$10,047

Class R5 Shares(a)
Shares sold	20,229	$289,279	691.56	$10,000
Reinvestment of distributions	155	2,167	3.88	53
Shares reacquired	(19)	(282)	–	–
Increase	20,365	$291,164	695.44	$10,053

Class R6 Shares(a)
Shares sold	14,921	$221,192	691.56	$10,000
Reinvestment of distributions	76	1,024	3.88	53
Shares reacquired	(4)	(66)	–	–
Increase	14,993	$222,150	695.44	$10,053

Notes to Financial Statements (continued)

Growth Opportunities Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,326,853	$42,630,629	2,232,400	$48,695,601
Converted from Class B*	119,239	2,147,507	107,884	2,326,941
Reinvestment of distributions	2,563,875	46,457,413	2,682,312	55,228,791
Shares reacquired	(5,209,672)	(95,954,895)	(3,602,773)	(77,603,195)
Increase (decrease)	(199,705)	$(4,719,346)	1,419,823	$28,648,138

Class B Shares
Shares sold	19,453	$283,744	18,252	$321,496
Reinvestment of distributions	65,203	930,453	102,000	1,721,767
Shares reacquired	(85,014)	(1,203,469)	(162,990)	(2,894,908)
Converted to Class A*	(151,806)	(2,147,507)	(131,997)	(2,326,941)
Decrease	(152,164)	$(2,136,779)	(174,735)	$(3,178,586)

Class C Shares
Shares sold	493,190	$7,104,351	662,098	$11,677,876
Reinvestment of distributions	554,897	7,912,831	525,937	8,872,558
Shares reacquired	(1,188,062)	(17,110,537)	(795,929)	(14,041,729)
Increase (decrease)	(139,975)	$(2,093,355)	392,106	$6,508,705

Class F Shares
Shares sold	741,249	$14,151,079	352,739	$7,856,043
Reinvestment of distributions	117,490	2,195,882	113,626	2,400,931
Shares reacquired	(726,180)	(13,808,326)	(316,095)	(6,968,309)
Increase	132,559	$2,538,635	150,270	$3,288,665

Class I Shares
Shares sold	391,597	$7,817,869	612,051	$14,652,268
Reinvestment of distributions	499,119	10,077,216	1,091,832	24,664,495
Shares reacquired	(674,214)	(13,839,843)	(5,217,871)	(126,918,414)
Increase (decrease)	216,502	$4,055,242	(3,513,988)	$(87,601,651)

Class P Shares
Shares sold	15,731	$283,090	54,360	$1,171,709
Reinvestment of distributions	25,037	445,650	30,106	611,458
Shares reacquired	(93,995)	(1,710,533)	(88,059)	(1,876,966)
Decrease	(53,227)	$(981,793)	(3,593)	$(93,799)

Class R2 Shares
Shares sold	29,248	$501,316	14,595	$301,318
Reinvestment of distributions	1,707	29,836	3,021	60,503
Shares reacquired	(20,481)	(370,298)	(18,258)	(393,537)
Increase (decrease)	10,474	$160,854	(642)	$(31,716)

Class R3 Shares
Shares sold	279,530	$4,981,202	393,812	$8,428,129
Reinvestment of distributions	190,593	3,383,017	204,007	4,137,264
Shares reacquired	(460,328)	(8,244,608)	(539,017)	(11,544,084)
Increase	9,795	$119,611	58,802	$1,021,309

Notes to Financial Statements (continued)

Growth Opportunities Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class R4 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	5,313	$98,154	449	$10,000
Reinvestment of distributions	63	1,140	–	–
Shares reacquired	(184)	(3,282)	–	–
Increase	5,192	$96,012	449	$10,000

Class R5 Shares(a)
Shares sold	–	$–	408.50	$10,000
Reinvestment of distributions	51	1,037	–	–
Increase	51	$1,037	408.50	$10,000

Class R6 Shares(a)
Shares sold	3,943.46	$80,678	408.50	$10,000
Reinvestment of distributions	51	1,037	–	–
Shares reacquired	(1,950)	(37,692)	–	–
Increase	2,044.46	$44,023	408.50	$10,000

Small Cap Value Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,174,946	$46,917,369	2,283,854	$61,093,030
Converted from Class B*	31,793	670,923	29,578	787,345
Reinvestment of distributions	3,578,324	73,069,377	5,765,942	150,548,762
Shares reacquired	(5,677,333)	(125,581,295)	(13,044,825)	(347,890,148)
Increase (decrease)	107,730	$(4,923,626)	(4,965,451)	$(135,461,011)

Class B Shares
Shares sold	3,065	$45,509	3,795	$74,194
Reinvestment of distributions	32,038	441,804	45,917	893,548
Shares reacquired	(16,401)	(236,141)	(40,484)	(799,751)
Converted to Class A*	(47,209)	(670,923)	(39,796)	(787,345)
Decrease	(28,507)	$(419,751)	(30,568)	$(619,354)

Class C Shares
Shares sold	378,901	$5,442,238	296,089	$5,910,649
Reinvestment of distributions	472,958	6,531,548	444,216	8,653,319
Shares reacquired	(595,829)	(8,802,849)	(485,263)	(9,783,690)
Increase	256,030	$3,170,937	255,042	$4,780,278

Class F Shares
Shares sold	948,353	$21,390,592	306,877	$8,382,613
Reinvestment of distributions	149,314	3,053,474	186,176	4,861,060
Shares reacquired	(564,304)	(12,257,874)	(499,989)	(13,418,569)
Increase (decrease)	533,363	$12,186,192	(6,936)	$(174,896)

Class I Shares
Shares sold	2,114,536	$51,620,815	3,235,185	$95,987,080
Reinvestment of distributions	5,110,620	118,566,378	6,932,724	200,286,377
Shares reacquired	(7,451,688)	(184,024,512)	(13,152,272)	(393,578,320)
Decrease	(226,532)	$(13,837,319)	(2,984,363)	$(97,304,863)

Notes to Financial Statements (concluded)

Small Cap Value Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	216,077	$4,506,907	326,546	$8,959,437
Reinvestment of distributions	558,367	11,010,998	927,870	23,605,012
Shares reacquired	(1,043,292)	(21,703,835)	(2,083,556)	(54,886,046)
Decrease	(268,848)	$(6,185,930)	(829,140)	$(22,321,597)

Class R2 Shares
Shares sold	16,835	$344,488	14,128	$371,782
Reinvestment of distributions	500	9,807	666	16,905
Shares reacquired	(12,124)	(249,909)	(8,550)	(224,135)
Increase	5,211	$104,386	6,244	$164,552

Class R3 Shares
Shares sold	74,862	$1,602,027	78,390	$2,045,999
Reinvestment of distributions	63,073	1,248,858	75,351	1,923,755
Shares reacquired	(75,574)	(1,635,143)	(162,705)	(4,332,581)
Increase (decrease)	62,361	$1,215,742	(8,964)	$(362,827)

Class R4 Shares(a)
Shares sold	59,904	$1,365,929	364.83	$10,000
Reinvestment of distributions	90	1,845	–	–
Shares reacquired	(10,306)	(222,054)	–	–
Increase	49,688	$1,145,720	364.83	$10,000

Class R5 Shares(a)
Shares sold	148	$4,146	329.27	$10,000
Reinvestment of distributions	72	1,665	–	–
Increase	220	$5,811	329.27	$10,000

Class R6 Shares(a)
Shares sold	1,242,542	$30,635,826	329.27	$10,000
Reinvestment of distributions	72	1,665	–	–
Shares reacquired	(215,437)	(5,499,053)	–	–
Increase	1,027,177	$25,138,438	329.27	$10,000

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on June 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Research Fund, Inc. and the Shareholders of Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Growth Opportunities Fund, and Lord Abbett Small-Cap Value Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Research Fund, Inc. (the “Funds”) comprising the Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Growth Opportunities Fund, and Lord Abbett Small-Cap Value Series, as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Lord Abbett Research Fund, Inc. as of November 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 17, 2017

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2013	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2013	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Portfolio Manager, joined Lord Abbett in 1997.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Calibrated Dividend Growth Fund	74%	77%
Growth Opportunities Fund	24%	26%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2016, the following amounts represent short-term capital gains and long-term capital gains:

	Short-Term	Long-Term
Fund Name	Capital Gains	Capital Gains
Calibrated Dividend Growth Fund	$45,918,478	$ 83,708,409
Growth Opportunities Fund	18,122,622	57,345,709
Small Cap Value Fund	–	228,988,053

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Research Fund, Inc. Lord Abbett Calibrated Dividend Growth Fund Lord Abbett Growth Opportunities Fund Lord Abbett Small-Cap Value Series

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.		LARF-2 (01/17)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2016 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Robert B. Calhoun, Evelyn E. Guernsey, and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2016 and 2015 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2016	2015
Audit Fees {a}	$127,700	$126,500
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	127,700	126,500

Tax Fees {b}	25,642	25,546
All Other Fees	- 0 -	- 0 -

Total Fees	$153,342	$152,046

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2016 and 2015 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2016 and 2015 were:

	Fiscal year ended:
	2016	2015
All Other Fees {a}	$195,230	$185,031

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2016 and 2015 were:

	Fiscal year ended:
	2016	2015
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, INC.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: January 17, 2017

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: January 17, 2017

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 17, 2017